                       ATLAS ASSETS, INC.

                     ARTICLES SUPPLEMENTARY


          Atlas Assets, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 350,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the ATLAS CALIFORNIA DOUBLE TAX FREE MONEY FUND (the "Atlas Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Atlas Fund is as follows:

         1. ASSETS BELONGING TO ATLAS FUND. All consideration received by the Corporation from the issue or sale of shares of the Atlas Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Atlas Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Atlas Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Atlas Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Atlas Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

         2. LIABILITIES BELONGING TO ATLAS FUND. The assets belonging to the Atlas Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Atlas Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

         3. INCOME BELONGING TO THE ATLAS FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

         Income belonging to the Atlas Fund includes all income, earnings and profits derived from assets belonging to the Atlas Fund less any expenses, costs, charges or reserves belonging to Atlas Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

         4. DIVIDENDS. Dividends and distributions on shares of the Atlas Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Atlas Fund.

         All dividends on shares of the Atlas Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Atlas Fund. All dividends and distributions on shares of the Atlas Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

         The Corporation intends to qualify the Atlas Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Atlas Fund to qualify as a regulated investment company and to avoid liability of the Atlas Fund for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Atlas Fund for such tax.

         Dividends and distributions may be made in cash, property or additional shares of the Atlas Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

         5. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Atlas Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Atlas Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Atlas Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Atlas Fund may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Atlas Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

         6. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Atlas Fund shall be entitled to one vote for each share of the

Atlas Fund outstanding in the holder's name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Atlas Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Atlas Fund the holders of shares of the Atlas Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Atlas Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Atlas Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Atlas Fund outstanding and entitled to vote thereon.

         7. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Atlas Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Atlas Fund at a redemption price per share equal to the net asset value per share of the Atlas Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Atlas Fund at the value of such securities or assets used in such determination of net asset value.

         Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Atlas Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

         8. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Atlas Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) equal to 50% less than the then current minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

         9. NET ASSET VALUE PER SHARE. The net asset value per share of the Atlas Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Atlas Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

         The Board of Directors may determine to maintain the net asset value per share of the Atlas Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Atlas Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Atlas Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Atlas Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Atlas Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

        10. EQUALITY. All shares of the Atlas Fund shall represent an equal proportionate interest in the assets belonging to the Atlas Fund (subject to the liabilities belonging to that series), and each share of the Atlas Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Atlas Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Atlas Fund or in any way affecting the rights of shares of the Atlas Fund.

        11. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Atlas Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

        12. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Atlas Fund having pro rata all the rights of full shares of the Atlas Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Charter or in the By-Laws, they shall be deemed to include fractions of shares of the Atlas Fund, where the context does not clearly indicate that only full shares are intended.

        13. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Atlas Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

         IN WITNESS WHEREOF, Atlas Assets, Inc., has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on December 20, 1989.

WITNESS:                        ATLAS ASSETS, INC.



/s/ Louise Longley              /s/ Marion O. Sandler *
----------------------          -------------------------
Louise Longley                  Marion O. Sandler
Secretary                       President




         THE UNDERSIGNED, Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                              /s/ Marion O. Sandler *
                              -------------------------
                              Marion O. Sandler
                              President

/s/ Larry E. Lacasse
------------------------
Larry E. LaCasse
Attorney-in-fact

                  LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry E. LaCasse as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all actions and written consents of the Board of Directors of Golden West Investment Company, Inc.; Articles of Amendment for Golden West Investment Company, Inc., Articles Supplementary for Atlas Assets, Inc. for each of the following funds: Atlas Tax Free Money Fund, Atlas California Double Tax Free Money Fund, Atlas Tax Free Income Fund, Atlas Double Tax Free Income Fund, and Atlas U.S. Government and Mortgage Securities Fund; and written consents of the Board of Directors of Atlas Assets, Inc.; and to certify and file the same, with all exhibits thereto, and other documents in connection therewith, with the Department of Corporations of California; the State Department of Assessments and Taxation of Maryland; and with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/s/ Marion O. Sandler        President, Chief    12/20/89
--------------------------   Executive Officer   ----------
Marion O. Sandler            and Director


/s/ Herbert M. Sandler       Director            12/20/89
--------------------------                       ----------
Herbert M. Sandler

                       ATLAS ASSETS, INC.

                     ARTICLES SUPPLEMENTARY

          Atlas Assets, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 130,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the ATLAS TAX FREE MONEY FUND (the "Atlas Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Atlas Fund is as follows:

          1. ASSETS BELONGING TO ATLAS FUND. All consideration received by the Corporation from the issue or sale of shares of the Atlas Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Atlas Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Atlas Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Atlas Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Atlas Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

          2. LIABILITIES BELONGING TO ATLAS FUND. The assets belonging to the Atlas Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Atlas Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          3. INCOME BELONGING TO THE ATLAS FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

         Income belonging to the Atlas Fund includes all income, earnings and profits derived from assets belonging to the Atlas Fund less any expenses, costs, charges or reserves belonging to Atlas Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

         4. DIVIDENDS. Dividends and distributions on shares of the Atlas Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Atlas Fund.

         All dividends on shares of the Atlas Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Atlas Fund. All dividends and distributions on shares of the Atlas Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

         The Corporation intends to qualify the Atlas Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Atlas Fund to qualify as a regulated investment company and to avoid liability of the Atlas Fund for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Atlas Fund for such tax.

         Dividends and distributions may be made in cash, property or additional shares of the Atlas Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

         5. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Atlas Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Atlas Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Atlas Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Atlas Fund may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Atlas Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

         6. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Atlas Fund shall be entitled to one vote for each share of the

Atlas Fund outstanding in the holder's name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Atlas Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Atlas Fund the holders of shares of the Atlas Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Atlas Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Atlas Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Atlas Fund outstanding and entitled to vote thereon.

         7. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Atlas Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Atlas Fund at a redemption price per share equal to the net asset value per share of the Atlas Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Atlas Fund at the value of such securities or assets used in such determination of net asset value.

         Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Atlas Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

         8. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Atlas Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) equal to 50% less than the then current minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

         9. NET ASSET VALUE PER SHARE. The net asset value per share of the Atlas Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Atlas Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

         The Board of Directors may determine to maintain the net asset value per share of the Atlas Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Atlas Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Atlas Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Atlas Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Atlas Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

        10. EQUALITY. All shares of the Atlas Fund shall represent an equal proportionate interest in the assets belonging to the Atlas Fund (subject to the liabilities belonging to that series), and each share of the Atlas Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Atlas Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Atlas Fund or in any way affecting the rights of shares of the Atlas Fund.

        11. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Atlas Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

        12. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Atlas Fund having pro rata all the rights of full shares of the Atlas Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Charter or in the By-Laws, they shall be deemed to include fractions of shares of the Atlas Fund, where the context does not clearly indicate that only full shares are intended.

        13. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Atlas Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

         IN WITNESS WHEREOF, Atlas Assets, Inc., has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on December 20, 1989.

WITNESS:                          ATLAS ASSETS, INC.


/s/ Louise Longley                /s/ Marion O. Sandler *
------------------------          ------------------------
Louise Longley                    Marion O. Sandler
Secretary                         President



         THE UNDERSIGNED, Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                              /s/ Marion O. Sandler *
                              ------------------------
                              Marion O. Sandler
                              President

/s/ Larry E. Lacasse
-----------------------
Larry E. LaCasse
Attorney-in-fact

                          LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry E. LaCasse as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all actions and written consents of the Board of Directors of Golden West Investment Company, Inc.; Articles of Amendment for Golden West Investment Company, Inc., Articles Supplementary for Atlas Assets, Inc. for each of the following funds: Atlas Tax Free Money Fund, Atlas California Double Tax Free Money Fund, Atlas Tax Free Income Fund, Atlas Double Tax Free Income Fund, and Atlas U.S. Government and Mortgage Securities Fund; and written consents of the Board of Directors of Atlas Assets, Inc.; and to certify and file the same, with all exhibits thereto, and other documents in connection therewith, with the Department of Corporations of California; the State Department of Assessments and Taxation of Maryland; and with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/s/ Marion O. Sandler         President, Chief    12/20/89
------------------------      Executive Officer   ----------
Marion O. Sandler             and Director


/s/ Herbert M. Sandler        Director            12/20/89
------------------------                          ----------
Herbert M. Sandler

                       ATLAS ASSETS, INC.

                     ARTICLES SUPPLEMENTARY


          Atlas Assets, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 50,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the ATLAS CALIFORNIA DOUBLE TAX FREE INCOME FUND (the "Atlas Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Atlas Fund is as follows:

         1. ASSETS BELONGING TO ATLAS FUND. All consideration received by the Corporation from the issue or sale of shares of the Atlas Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Atlas Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Atlas Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Atlas Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Atlas Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

         2. LIABILITIES BELONGING TO ATLAS FUND. The assets belonging to the Atlas Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Atlas Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

         3. INCOME BELONGING TO THE ATLAS FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

         Income belonging to the Atlas Fund includes all income, earnings and profits derived from assets belonging to the Atlas Fund less any expenses, costs, charges or reserves belonging to Atlas Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

         4. DIVIDENDS. Dividends and distributions on shares of the Atlas Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Atlas Fund.

         All dividends on shares of the Atlas Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Atlas Fund. All dividends and distributions on shares of the Atlas Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

         The Corporation intends to qualify the Atlas Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Atlas Fund to qualify as a regulated investment company and to avoid liability of the Atlas Fund for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Atlas Fund for such tax.

         Dividends and distributions may be made in cash, property or additional shares of the Atlas Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

         5. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Atlas Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Atlas Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Atlas Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Atlas Fund may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Atlas Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

         6. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Atlas Fund shall be entitled to one vote for each share of the

Atlas Fund outstanding in the holder's name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Atlas Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Atlas Fund the holders of shares of the Atlas Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Atlas Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Atlas Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Atlas Fund outstanding and entitled to vote thereon.

         7. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Atlas Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Atlas Fund at a redemption price per share equal to the net asset value per share of the Atlas Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Atlas Fund at the value of such securities or assets used in such determination of net asset value.

         Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Atlas Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

         8. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Atlas Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) equal to 50% less than the then current minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

        9. NET ASSET VALUE PER SHARE. The net asset value per share of the Atlas Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Atlas Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

         The Board of Directors may determine to maintain the net asset value per share of the Atlas Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Atlas Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Atlas Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Atlas Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Atlas Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

        10. EQUALITY. All shares of the Atlas Fund shall represent an equal proportionate interest in the assets belonging to the Atlas Fund (subject to the liabilities belonging to that series), and each share of the Atlas Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Atlas Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Atlas Fund or in any way affecting the rights of shares of the Atlas Fund.

        11. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Atlas Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

        12. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Atlas Fund having pro rata all the rights of full shares of the Atlas Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Charter or in the By-Laws, they shall be deemed to include fractions of shares of the Atlas Fund, where the context does not clearly indicate that only full shares are intended.

        13. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Atlas Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

         IN WITNESS WHEREOF, Atlas Assets, Inc., has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on December 20, 1989.

WITNESS:                        ATLAS ASSETS, INC.



/s/ Louise Longley              /s/ Marion O. Sandler *
----------------------          ------------------------
Louise Longley                  Marion O. Sandler
Secretary                       President



         THE UNDERSIGNED, Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                              /s/ Marion O. Sandler *
                              ------------------------
                              Marion O. Sandler
                              President

/s/ Larry E. Lacasse
------------------------
Larry E. LaCasse
Attorney-in-fact

                       LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry E. LaCasse as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all actions and written consents of the Board of Directors of Golden West Investment Company, Inc.; Articles of Amendment for Golden West Investment Company, Inc., Articles Supplementary for Atlas Assets, Inc. for each of the following funds: Atlas Tax Free Money Fund, Atlas California Double Tax Free Money Fund, Atlas Tax Free Income Fund, Atlas Double Tax Free Income Fund, and Atlas U.S. Government and Mortgage Securities Fund; and written consents of the Board of Directors of Atlas Assets, Inc.; and to certify and file the same, with all exhibits thereto, and other documents in connection therewith, with the Department of Corporations of California; the State Department of Assessments and Taxation of Maryland; and with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/s/ Marion O. Sandler        President, Chief    12/20/89
-----------------------      Executive Officer   ----------
Marion O. Sandler            and Director


/s/ Herbert M. Sandler       Director            12/20/89
-----------------------                          ----------
Herbert M. Sandler

                       ATLAS ASSETS, INC.

                     ARTICLES SUPPLEMENTARY


          Atlas Assets, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 20,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the ATLAS TAX FREE INCOME FUND (the "Atlas Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Atlas Fund is as follows:

          1. ASSETS BELONGING TO ATLAS FUND. All consideration received by the Corporation from the issue or sale of shares of the Atlas Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Atlas Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Atlas Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Atlas Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Atlas Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

          2. LIABILITIES BELONGING TO ATLAS FUND. The assets belonging to the Atlas Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Atlas Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          3. INCOME BELONGING TO THE ATLAS FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

         Income belonging to the Atlas Fund includes all income, earnings and profits derived from assets belonging to the Atlas Fund less any expenses, costs, charges or reserves belonging to Atlas Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

         4. DIVIDENDS. Dividends and distributions on shares of the Atlas Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Atlas Fund.

         All dividends on shares of the Atlas Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Atlas Fund. All dividends and distributions on shares of the Atlas Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

         The Corporation intends to qualify the Atlas Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Atlas Fund to qualify as a regulated investment company and to avoid liability of the Atlas Fund for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Atlas Fund for such tax.

         Dividends and distributions may be made in cash, property or additional shares of the Atlas Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

         5. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Atlas Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Atlas Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Atlas Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Atlas Fund may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Atlas Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

         6. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Atlas Fund shall be entitled to one vote for each share of the

Atlas Fund outstanding in the holder's name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Atlas Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Atlas Fund the holders of shares of the Atlas Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Atlas Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Atlas Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Atlas Fund outstanding and entitled to vote thereon.

         7. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Atlas Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Atlas Fund at a redemption price per share equal to the net asset value per share of the Atlas Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Atlas Fund at the value of such securities or assets used in such determination of net asset value.

         Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Atlas Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

         8. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Atlas Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) equal to 50% less than the then current minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

         9. NET ASSET VALUE PER SHARE. The net asset value per share of the Atlas Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Atlas Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

         The Board of Directors may determine to maintain the net asset value per share of the Atlas Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Atlas Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Atlas Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Atlas Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Atlas Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

         10. EQUALITY. All shares of the Atlas Fund shall represent an equal proportionate interest in the assets belonging to the Atlas Fund (subject to the liabilities belonging to that series), and each share of the Atlas Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Atlas Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Atlas Fund or in any way affecting the rights of shares of the Atlas Fund.

       11. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Atlas Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

         12. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Atlas Fund having pro rata all the rights of full shares of the Atlas Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Charter or in the By-Laws, they shall be deemed to include fractions of shares of the Atlas Fund, where the context does not clearly indicate that only full shares are intended.

         13. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Atlas Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

         IN WITNESS WHEREOF, Atlas Assets, Inc., has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on December 20, 1989.

WITNESS:                        ATLAS ASSETS, INC.


/s/ Louise Longley              /s/ Marion O. Sandler *
-----------------------         ------------------------
Louise Longley                  Marion O. Sandler
Secretary                       President



         THE UNDERSIGNED, Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                             /s/ Marion O. Sandler *
                             ------------------------
                             Marion O. Sandler
                             President



/s/ Larry E. Lacasse
-----------------------
Larry E. LaCasse
Attorney-in-fact

                  LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry E. LaCasse as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all actions and written consents of the Board of Directors of Golden West Investment Company, Inc.; Articles of Amendment for Golden West Investment Company, Inc., Articles Supplementary for Atlas Assets, Inc. for each of the following funds: Atlas Tax Free Money Fund, Atlas California Double Tax Free Money Fund, Atlas Tax Free Income Fund, Atlas Double Tax Free Income Fund, and Atlas U.S. Government and Mortgage Securities Fund; and written consents of the Board of Directors of Atlas Assets, Inc.; and to certify and file the same, with all exhibits thereto, and other documents in connection therewith, with the Department of Corporations of California; the State Department of Assessments and Taxation of Maryland; and with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/s/ Marion O. Sandler        President, Chief    12/20/89
-----------------------      Executive Officer   ----------
Marion O. Sandler            and Director


/s/ Herbert M. Sandler       Director            12/20/89
-----------------------                          ----------
Herbert M. Sandler

                       ATLAS ASSETS, INC.

                     ARTICLES SUPPLEMENTARY


         Atlas Assets, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 50,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND (the "Atlas Fund") and has provided for the issuance of such series.

         SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Atlas Fund is as follows:

         1. ASSETS BELONGING TO ATLAS FUND. All consideration received by the Corporation from the issue or sale of shares of the Atlas Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Atlas Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Atlas Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Atlas Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Atlas Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

         2. LIABILITIES BELONGING TO ATLAS FUND. The assets belonging to the Atlas Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Atlas Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Atlas Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

         3. INCOME BELONGING TO THE ATLAS FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

         Income belonging to the Atlas Fund includes all income, earnings and profits derived from assets belonging to the Atlas Fund less any expenses, costs, charges or reserves belonging to Atlas Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

         4. DIVIDENDS. Dividends and distributions on shares of the Atlas Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Atlas Fund.

         All dividends on shares of the Atlas Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Atlas Fund. All dividends and distributions on shares of the Atlas Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

         The Corporation intends to qualify the Atlas Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Atlas Fund to qualify as a regulated investment company and to avoid liability of the Atlas Fund for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Atlas Fund for such tax.

         Dividends and distributions may be made in cash, property or additional shares of the Atlas Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

         5. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Atlas Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Atlas Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Atlas Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Atlas Fund may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Atlas Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

         6. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Atlas Fund shall be entitled to one vote for each share of the Atlas Fund outstanding in the holder's name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Atlas Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Atlas Fund the holders of shares of the Atlas Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Atlas Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Atlas Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Atlas Fund outstanding and entitled to vote thereon.

         7. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Atlas Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Atlas Fund at a redemption price per share equal to the net asset value per share of the Atlas Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Atlas Fund at the value of such securities or assets used in such determination of net asset value.

         Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Atlas Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

         8. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Atlas Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) equal to 50% less than the then current minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

         9. NET ASSET VALUE PER SHARE. The net asset value per share of the Atlas Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Atlas Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

         The Board of Directors may determine to maintain the net asset value per share of the Atlas Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Atlas Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Atlas Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Atlas Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Atlas Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

         10. EQUALITY. All shares of the Atlas Fund shall represent an equal proportionate interest in the assets belonging to the Atlas Fund (subject to the liabilities belonging to that series), and each share of the Atlas Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Atlas Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Atlas Fund or in any way affecting the rights of shares of the Atlas Fund.

         11. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of

Directors shall have the authority to provide that holders of shares of the Atlas Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

         12. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Atlas Fund having pro rata all the rights of full shares of the Atlas Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Charter or in the By-Laws, they shall be deemed to include fractions of shares of the Atlas Fund, where the context does not clearly indicate that only full shares are intended.

         13. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Atlas Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

         IN WITNESS WHEREOF, Atlas Assets, Inc., has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on December 20, 1989.

WITNESS:                        ATLAS ASSETS, INC.



/s/ Louise Longley              /s/ Marion O. Sandler *
----------------------          ------------------------
Louise Longley                   Marion O. Sandler
Secretary                        President


         THE UNDERSIGNED, Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                              /s/ Marion O. Sandler *
                              ------------------------
                              Marion O. Sandler
                              President

/s/ Larry E. Lacasse
----------------------
Larry E. LaCasse
Attorney-in-fact

                  LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry E. LaCasse as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all actions and written consents of the Board of Directors of Golden West Investment Company, Inc.; Articles of Amendment for Golden West Investment Company, Inc., Articles Supplementary for Atlas Assets, Inc. for each of the following funds: Atlas Tax Free Money Fund, Atlas California Double Tax Free Money Fund, Atlas Tax Free Income Fund, Atlas Double Tax Free Income Fund, and Atlas U.S. Government and Mortgage Securities Fund; and written consents of the Board of Directors of Atlas Assets, Inc.; and to certify and file the same, with all exhibits thereto, and other documents in connection therewith, with the Department of Corporations of California; the State Department of Assessments and Taxation of Maryland; and with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/s/ Marion O. Sandler        President, Chief    12/20/89
-----------------------      Executive Officer   ----------
Marion O. Sandler            and Director


/s/ Herbert M. Sandler       Director            12/20/89
-----------------------                          ----------
Herbert M. Sandler